UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 15, 2014
_____________
KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________

Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

This Current Report on Form 8-K is filed by Kennedy-Wilson Holdings, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein. The Company currently owns approximately 13.3% of the total issued share capital of Kennedy Wilson Europe Real Estate plc (“KWE”). A wholly-owned subsidiary of the Company incorporated in Jersey (“KW Manager”) also serves as KWE’s external manager pursuant to an investment management agreement. The rights provided to KW Manager in the investment management agreement combined with the Company’s investment in KWE provide control to the Company as defined by FASB Accounting Standards Codification Subtopic 810 - Consolidation. As such, KWE is a consolidated subsidiary of the Company and the Company’s consolidated financial statements include the accounts of KWE.

KWE purchased (i) 26 commercial properties located throughout the United Kingdom (“Artemis Portfolio”) on March 28, 2014 for a total of $254.4 million, (ii) 13 commercial properties located in Dublin, Ireland (“Opera Portfolio”) on May 9, 2014 for a total of $532.9 million, and (iii) 20 commercial properties located throughout the United Kingdom (“Fordgate Portfolio”) on June 26, 2014 for a total of $498.5 million. In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the required financial statements for KWE’s acquisition of the Artemis Portfolio, Opera Portfolio and Fordgate Portfolio.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired
Page
Artemis Portfolio
Independent Auditors' Report	2
Statements of Revenues and Certain Expenses for the Year Ended December 31, 2013	3
Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2013	4
Opera Portfolio
Independent Auditors' Report	6
Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2014 and the Year Ended December 31, 2013	7
Notes to Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2014 and the Year Ended December 31, 2013	8
Fordgate Portfolio
Independent Auditors' Report	10
Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2014 and the Year Ended December 31, 2013	11
Notes to Statements of Revenues and Certain Expenses for Three Months Ended March 31, 2014 and the Year Ended December 31, 2013	12
(b) Pro forma financial information
Kennedy-Wilson Holdings, Inc.:
Kennedy-Wilson Holdings, Inc. and Subsidiaries Unaudited Pro Forma Financial Information	14
Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2014	15
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013	18
(c) Exhibits
23.1 Consent of KPMG dated October 15, 2014

Independent Auditors’ Report
The Board of Directors
Kennedy-Wilson Holdings, Inc.:
We have audited the accompanying Statement of Revenues and Certain Expenses of the Artemis Portfolio (the Properties) for the year ended December 31, 2013 and the related notes (the Historical Summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of the Historical Summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Properties for the year ended December 31, 2013, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Kennedy-Wilson Holdings, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG
Dublin, Ireland
October 15, 2014

Artemis Portfolio
Statement of Revenues and Certain Expenses
Year Ended December 31, 2013

(in millions)	Year Ended December 31, 2013
Revenues:
Rental income	$18.9
Tenant recoveries and other income	1.9
Total revenues	20.8
Certain expenses:
Property operating and maintenance	1.4
Management fees	0.3
Total certain expenses	1.7
Revenues in excess of certain expenses	$19.1

See accompanying notes to statements of revenues and certain expenses.

Artemis Portfolio
Notes to Statement of Revenues and Certain Expenses
Year Ended December 31, 2013

(1)	Basis of Presentation

The accompanying statement of revenues and certain expenses relate to the operations of the Artemis Portfolio ("the Properties"). The Properties include 25 commercial buildings located throughout the United Kingdom. The Properties were purchased on March 28, 2014 by KW Artemis UK Properties Hold Co, Ltd a wholly-owned subsidiary of Kennedy Wilson Europe Real Estate plc ("KWE") which is a consolidated subsidiary of Kennedy-Wilson Holdings, Inc. (“KWH”).
The accompanying statement of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Properties for the year ended December 31, 2013 due to exclusion of certain expenses, such as depreciation and amortization, amortization of above and below market leases, amortization of other lease intangibles and interest expense, which may not be comparable to the proposed future operations of the property.

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of operating expenses (primarily utilities) are presented as other income and recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Properties. As of December 31, 2013, the minimum future cash rents receivable under non-cancelable operating leases through November 2028 are as follows:

2014	$17.9
2015	14.4
2016	11.6
2017	8.4
2018	5.9
2019	5.6
Thereafter	17.4
$81.2
Leases generally require reimbursement of the tenant’s proportionate share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

Artemis Portfolio
Notes to Statement of Revenues and Certain Expenses
Year Ended December 31, 2013

(4)	Tenant Concentrations
For the year ended December 31, 2013 two properties made up 22% of the rental income. No other property comprised more than 10% of rental income for the year ended December 31, 2013.

(5)	Commitments and Contingencies
The Properties are subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Properties' results of operations.

(6)	Subsequent Events

On August 7, 2014 KWE obtained £127.0 million of financing that is partially secured by the Artemis Portfolio.
On August 20, 2014 one additional property in the Artemis portfolio closed. The property was acquired for £5.9 million which consisted of £3.7 million in debt and the remainder in equity. The debt was part of financing referenced above.
The Company evaluated subsequent events through the date these financial statements were issued.

Independent Auditors’ Report
The Board of Directors
Kennedy-Wilson Holdings, Inc.:
We have audited the accompanying Statement of Revenues and Certain Expenses of the Opera Portfolio (the Properties) for the year ended December 31, 2013, and the related notes (the Historical Summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of these Historical Summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Properties for the year ended December 31, 2013, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the Historical Summary, which describes that the accompanying Historical Summary were prepared for the purpose of complying with the rules and regulations of Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Kennedy-Wilson Holdings, Inc.) and are not intended to be a complete presentation of the Company’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG
Dublin, Ireland
October 15, 2014

Opera
Statements of Revenues and Certain Expenses
Three Months Ended March 31, 2014 (Unaudited) and the
Year Ended December 31, 2013

(in millions)	Three Months Ended March 31, 2014 (Unaudited)	Year Ended December 31, 2013
Revenues:
Rental income	$8.2	$31.4
Other income	0.7	2.5
Total revenues	8.9	33.9
Certain expenses:
Property operating and maintenance	0.5	2.5
Property taxes and insurance	0.2	0.3
Interest	2.8	4.9
Management fees	0.4	1.4
Total certain expenses	3.9	9.1
Revenues in excess of certain expenses	$5.0	$24.8

See accompanying notes to statements of revenues and certain expenses.

Opera Portfolio
Notes to Statements of Revenues and Certain Expenses
For the Three Months Ended March 31, 2014 (unaduited) and Year Ended December 31, 2013

(1)	Basis of Presentation

The accompanying statements of revenues and certain expenses relate to the operations of the Opera Portfolio ("the Properties"). The Properties consist of 13 commercial properties located in Dublin, Ireland. The Properties were purchased on May 9, 2014 by KW Investment Three Lux S.a.r.l, a wholly owned subsidiary of Kennedy Wilson Europe Real Estate plc ("KWE") which is a consolidated subsidiary of Kennedy-Wilson Holdings, Inc. (“KWH”).

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Properties for the three months ended March 31, 2014 and the year ended December 31, 2013 due to exclusion of certain expenses, such as depreciation and amortization, amortization of above and below market leases, amortization of other lease intangibles, and interest expense for certain periods (see footnote 5) which may not be comparable to the proposed future operations of the property.

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of operating expenses (primarily utilities) are presented as other income and recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Properties are generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the three months ended March 31, 2014 is unaudited. In the opinion of management, the statement reflects all adjustments necessary under SEC regulation SX 3-14 for the results of the interim period. All such adjustments are of a normal recurring nature.

Opera Portfolio
Notes to Statements of Revenues and Certain Expenses
For the Three Months Ended March 31, 2014 (unaduited) and Year Ended December 31, 2013

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Properties. As of March 31, 2014, the minimum future cash rents receivable under non-cancelable operating leases through January 2032 are as follows:

April 1, 2014 - December 31, 2014	$22.4
2015	27.5
2016	26.7
2017	25.7
2018	25.4
2019	25.0
Thereafter	321.1
$473.8
Leases generally require reimbursement of the tenant’s proportionate share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

(4)	Tenant Concentrations
For the three months ended March 31, 2014 and the year ended December 31, 2013, five properties made up 85% and 86% of the rental income. No other property comprised more than 10% of rental income for the three months ended March 31, 2014 and the year ended December 31, 2013.

(5)	Mortgage Loan Payable

The Properties are encumbered by a mortgage loan which KWE assumed as part of its acquistion. The mortgage loan was entered into on July 22, 2013 with a principal balance of €195.8 million as of March 31, 2014 and bears interest at three month EURIBOR + 3.85% per annum. Payments of principal and interest over five year maturity to July 21, 2018. Interest expense is included in the statement of revenues and certain expenses relating to this loan.

(6)	Related Party Transactions
In July 2013 a wholly-owned subsidiary of KWH acquired a 25% interest in the legal entity that acquired the Opera Portfolio. Another wholly-owned subsidiary of KWH was appointed as the asset manager of the entity as well. The sale of the Opera Portfolio to KWE was approved by independent members of KWE and KWH had no say in whether or not KWE would acquire the portfolio.

(7)	Commitments and Contingencies
The Properties are subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Properties' results of operations.

(8)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Independent Auditors’ Report
The Board of Directors
Kennedy-Wilson Holdings, Inc.:
We have audited the accompanying Statement of Revenues and Certain Expenses of the Fordgate Portfolio (the Properties) for the year ended December 31, 2013 and the related notes (the Historical Summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of this Historical Summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Properties for the year ended December 31, 2013, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Kennedy-Wilson Holdings, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG
Dublin, Ireland
October 15, 2014

Fordgate Portfolio
Statements of Revenues and Certain Expenses
Three Months Ended March 31, 2014 (Unaudited) and the Year Ended December 31, 2013

	Three Months Ended March 31, 2014 (unaudited)	Year Ended December 31, 2013
Revenues:
Rental income	$10.4	$40.8
Other income	0.2	0.4
Total revenues	10.6	41.2
Certain expenses:
Property operating and maintenance	1.0	4.5
Total certain expenses	1.0	4.5
Revenues in excess of certain expenses	$9.6	$36.7

See accompanying notes to statements of revenues and certain expenses.

Fordgate Portfolio
Notes to Statements of Revenues and Certain Expenses
Three Months Ended March 31, 2014 (Unaudited) and the Year Ended December 31, 2013

(1)	Basis of Presentation

The accompanying statements of revenues and certain expenses relate to the operations of Fordgate Portfolio ("the Properties"). The Properties include 20 commercial buildings located throughout the United Kingdom. The Properties were purchased on June 26, 2014 by Jupiter Hold Co, Ltd a wholly owned subsidiary of Kennedy Wilson Europe Real Estate plc ("KWE") which is a consolidated subsidiary of Kennedy-Wilson Holdings, Inc. (“KWH”).
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Properties for the three months ended March 31, 2014 and the year ended December 31, 2013 due to exclusion of certain expenses, such as depreciation and amortization, amortization of above and below market leases, amortization of other lease intangibles, and interest expense which may not be comparable to the proposed future operations of the property.

Management is not aware of any material factors relating to the Properties other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition
Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Company is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates
Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare statements of revenue and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the three months ended March 31, 2014 is unaudited. In the opinion of management, the statement reflects all adjustments necessary under SEC regulation SX 3-14 for the results of the interim period. All such adjustments are of a normal recurring nature.

Fordgate Portfolio
Notes to Statements of Revenues and Certain Expenses
Three Months Ended March 31, 2014 (Unaudited) and the Year Ended December 31, 2013

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Properties. As of March 31, 2014, the minimum future cash rents receivable under non-cancelable operating leases through December 2039 are as follows:

April 1, 2014 - December 31, 2014	$27.2
2015	36.6
2016	35.4
2017	25.1
2018	18.0
2019	16.9
Thereafter	158.0
$317.2
Leases generally require reimbursement of the tenant’s proportionate share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

(4)	Related Party Transactions
On April 11, 2014 KWE acquired subordinated notes secured by the Properties ( the "B notes"), which gave the holder rights to purchase the underlying real estate. Through its ownership of the B notes, KWE was subsequently able to acquire the underlying real estate of the Properties out of receivership. As part of the acquisition of the Properties the B notes were repaid.

(5)	Commitments and Contingencies
The Properties are subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Properties' results of operations.

(6)	Subsequent Events

On August 15, 2014 one additional property in the Fordgate Portfolio closed for £3.0 million.

On September 30, 2014 KWE obtained £184.0 million of financing which is secured by the Properties.

The Company evaluated subsequent events through the date these financial statements were issued.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA FINANCIAL INFORMATION

This pro forma information should be read in conjunction with the consolidated financial statements of Kennedy-Wilson Holdings, Inc. and its subsidiaries (the "Company" or "our") included in the Company's Form 10-K for the fiscal year ended December 31, 2013 and the Company's Form 10-Q for the quarterly period ended June 30, 2014, as filed with the Securities and Exchange Commission.

The acquisition of the Artemis Portfolio, Opera Portfolio, and Fordgate Portfolio are already reflected in our consolidated balance sheet as of June 30, 2014.

The following unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2013 and the consolidated statement of operations of the Company for six months ended June 30, 2014 have been prepared to give effect to the acquisitions of the Artemis Portfolio, Opera Portfolio, and Fordgate Portfolio. The pro forma consolidated statements of operations assume that each acquisition had occurred on January 1, 2013.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of the Artemis Portfolio, Opera Portfolio, and Fordgate Portfolio and their related notes thereto included elsewhere in this filing. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to represent (1) the results of our operations that would have actually occurred had the acquisition of the Artemis Portfolio, Opera Portfolio, and Fordgate Portfolio occurred on January 1, 2013 or (2) an estimate of the results of our operations as of any future date or for any future period, as applicable.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2014

(Dollars in millions, except share and per share amounts)	Kennedy Wilson Holdings, Inc. (a)	Artemis Portfolio		Opera Portfolio		Fordgate Portfolio		Company Pro Forma
Revenue
Investment management, property services and research fees (includes $40.6 of related party fees)	$52.1	$—		$—		$—		$52.1
Rental and hotel	67.8	4.4	(b)	12.6	(c)	21.6	(d)	106.4
Sale of real estate	17.4	—		—		—		17.4
Loans and other	6.0	—		—		(1.1)	(e)	4.9
Total revenue	143.3	4.4		12.6		20.5		180.8
Operating expenses
Commission and marketing	1.8	—		—		—		1.8
Rental and hotel operating	32.1	0.1	(b)	1.5	(c)	2.0	(d)	35.7
Cost of real estate sold	13.5	—		—		—		13.5
Compensation and related	52.8	—		—		—		52.8
General and administrative	16.5	—		—		—		16.5
Depreciation and amortization	32.6	4.8	(f)	5.6	(g)	13.3	(h)	56.3
Total operating expenses	149.3	4.9		7.1		15.3		176.6
Income from unconsolidated investments	33.8	—		(27.1)	(i)	—		6.7
Operating income	27.8	(0.5)		(21.6)		5.2		10.9
Non-operating income (expense)
Acquisition-related gains	170.3	—		—		(15.2)	(m)	155.1
Acquisition-related expenses	(11.6)	2.9	(n)	1.3	(n)	1.7	(n)	(5.7)
Interest expense-investment	(16.4)	—		(5.6)	(j)	—		(22.0)
Interest expense-corporate	(25.2)	—		—		—		(25.2)
Other income	2.9	—		—		—		2.9
Income before provision for income taxes	147.8	2.4		(25.9)		(8.3)		116.0
Provision for income taxes	(34.2)	(0.5)	(k)	—	(k)	1.7	(k)	(33.0)
Net income	113.6	1.9		(25.9)		(6.6)		83.0
Net (income) loss attributable to the noncontrolling interests	(62.7)	(1.6)	(l)	(1.0)	(l)	5.7	(l)	(59.6)
Preferred dividends and accretion of preferred stock issuance costs	(4.1)	—		—		—		(4.1)
Net income attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$46.8	$0.3		$(26.9)		$(0.9)		$19.3

Basic and diluted loss per share attributable to Kennedy-Wilson Holdings, Inc. common shareholders
Income per basic share	$0.51							$0.21
Weighted average number of common shares outstanding for basic	88,645,002							88,645,002

Income per diluted share	$0.50							$0.21
Weighted average number of common shares outstanding for diluted	101,435,250							90,335,176

See accompanying notes to unaudited pro forma consolidated statement of operation.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2014

(a) Reflects our historical consolidated statement of operations for the six month period ended June 30, 2014, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

(b) The historical consolidated statement of operations for the six month period ended June 30, 2014 includes the operating results of the Artemis Portfolio from March 28, 2014, the date Kennedy-Wilson Holdings, Inc. obtained control, through June 30, 2014. As such, the pro forma operating results of Artemis are from January 1, 2014 through March 27, 2014 based on historical operations.

(c)  The historical consolidated statement of operations for the six month period ended June 30, 2014 includes the operating results of the Opera Portfolio from May 9, 2014, the date Kennedy-Wilson Holdings, Inc. obtained control, through June 30, 2014. As such, the pro forma operating results of the Opera Portfolio are from January 1, 2014 through May 8, 2014 based on historical operations.

(d) The historical consolidated statement of operations for the six month period ended June 30, 2014 includes the operating results of the Fordgate Portfolio from June 26, 2014, the date Kennedy-Wilson Holdings, Inc. obtained control, through June 30, 2014. As such, the pro forma operating results of the Artemis Portfolio are from January 1, 2014 through June 26, 2014 based on historical operations.

(e) The historical consolidated statement of operations for the six month period ended June 30, 2014 includes loan income for KWE's investment in the Fordgate B Notes from the date of acquisition April 11, 2014 through June 26, 2014. KWE owned the Fordgate B Notes prior to acquiring the underlying real estate of the Fordgate Portfolio. As such, the loan income in the Fordgate Portfolio has been removed from the consolidated statement of operations for the period from January 1, 2014 through June 26, 2014, assuming the acquisition of the real estate in the Fordgate Portfolio had occurred on January 1, 2013.

(f) The historical consolidated statement of operations for the six month period ended June 30, 2014 includes depreciation and amortization expense for the Artemis Portfolio from March 28, 2014, the date Kennedy-Wilson Holdings, Inc. acquired the property, through June 30, 2014. Pro forma depreciation and amortization expense for the Artemis Portfolio are from January 1, 2014 through March 27, 2014, assuming the acquisition had occurred on January 1, 2013. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense of lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)  The historical consolidated statement of operations for the six month period ended June 30, 2014 includes depreciation and amortization expense for the Opera Portfolio from May 9, 2014, the date Kennedy-Wilson Holdings, Inc. acquired the property, through June 30, 2014. Pro forma depreciation and amortization expense for the Opera Portfolio are from January 1, 2014 through May 8, 2014, assuming the acquisition had occurred on January 1, 2013. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense of lease intangible costs is recognized using the straight-line method over the life of the lease.

(h) The historical consolidated statement of operations for the six month period ended June 30, 2014 includes depreciation and amortization expense for the Fordgate Portfolio from June 26, 2014, the date Kennedy-Wilson Holdings, Inc. acquired the property, through June 30, 2014. Pro forma depreciation and amortization expense for the Artemis Portfolio are from January 1, 2014 through June 25, 2014, assuming the acquisition had occurred on January 1, 2013. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense of lease intangible costs is recognized using the straight-line method over the life of the lease.

(i) The historical consolidated statement of operations for the six months ended June 30, 2014 includes income from unconsolidated investments for the Opera Portfolio. As such, the income from unconsolidated investments in the Opera Portfolio has been removed from the consolidated statement of operations for the six months ended June 30, 2014, assuming the acquisition had occurred on January 1, 2013.

(j) Pro forma interest expense on a €195.8 million mortgage financing at three month EURIBOR + 3.85% per annum related to the acquisition of the Opera Portfolio, assuming the borrowing was outstanding as of January 1, 2013.

(k) Effective tax rate of 21% for Artemis and Fordgate Portfolios and 0% for Opera Portfolio

(l) Pro forma noncontrolling interest expense of the Opera Portfolio, Artemis Portfolio and Fordgate Portfolio, assuming the acquisition had occurred on January 1, 2013, based on the Company's 13.3% ownership interest in KWE.

(m) The historical consolidated statement of operations for the six months ended June 30, 2014 includes an acquisition-related gain for Fordgate Portfolio due to the fact that KWE acquired the underlying real estate at a discount to fair value due to its ownership position in the Fordgate B Notes. It has been removed from the consolidated statement of operations for the six months ended June 30, 2014, assuming the acquisition of the real estate in the Fordgate Portfolio had occurred on January 1, 2013.

(n) The historical consolidated statement of operations for the six months ended June 30, 2014 includes acquisition-related expenses for the Opera Portfolio, Artemis Portfolio, and Fordgate Portfolio. They have been removed from the consolidated statement of operations for the six months ended June 30, 2014, assuming the acquisition had occurred on January 1, 2013.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
FOR THE YEAR ENDED DECEMBER 31, 2013

(Dollars in millions, except share and per share amounts)	Kennedy Wilson Holdings, Inc. (a)	Artemis Portfolio		Opera Portfolio		Fordgate Portfolio		Company Pro Forma
Revenue
Investment management, property services and research fees (includes $46.0 of related party fees)	$68.1	$—		$—		$—		$68.1
Rental and hotel	43.0	20.6	(b)	35.9	(b)	42.0	(b)	141.5
Sale of real estate	10.1	—		—		—		10.1
Loans and other	1.9	—		—		—		1.9
Total revenue	123.1	20.6		35.9		42.0		221.6
Operating expenses
Commission and marketing	3.6	—		—		—		3.6
Rental and hotel operating	18.9	1.7	(b)	4.2	(b)	4.5	(b)	29.3
Cost of real estate sold	7.9	—		—		—		7.9
Compensation and related	76.7	—		—		—		76.7
General and administrative	24.6	—		—		—		24.6
Depreciation and amortization	17.4	17.2	(c)	10.9	(c)	25.0	(c)	70.5
Total operating expenses	149.1	18.9		15.1		29.5		212.6
Income from unconsolidated investments	41.7	—		5.0	(d)	—		46.7
Operating income (loss)	15.7	1.7		25.8		12.5		55.7
Non-operating income (expense)
Acquisition-related gains	56.6	—		—		—		56.6
Acquisition-related expenses	(1.6)	—		—		—		(1.6)
Interest expense-investment	(11.8)	—		(9.8)	(e)	—		(21.6)
Interest expense-corporate	(39.9)	—		—		—		(39.9)
Other income	(2.2)	—		—		—		(2.2)
Income before provision for income taxes	16.8	1.7		16.0		12.5		47.0
Provision for income taxes	(2.9)	(0.4)	(f)	—	(f)	(2.6)	(f)	(5.9)
Net income	13.9	1.3		16.0		9.9		41.1
Net (income) loss attributable to the noncontrolling interests	(20.3)	(1.1)	(g)	(9.5)	(g)	(8.6)	(g)	(39.5)
Preferred dividends and accretion of preferred stock issuance costs	(8.1)	—		—		—		(8.1)
Net income attributable to Kennedy-Wilson Holdings,Inc. common shareholders	$(14.5)	$0.2		$6.5		$1.3		$(6.5)

Basic and diluted loss per share from continuing operations attributable to Kennedy-Wilson Holdings, Inc. common shareholders
Continuing operations	$(0.20)							$(0.09)
Weighted average number of common shares outstanding	71,159,919							71,159,919

See accompanying notes to unaudited pro forma consolidated statement of operation.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

(a) Reflects our historical consolidated statement of operations for the year ended December 31, 2013, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Annual Report on Form 10-K for the year ended December 31, 2013.

(b) Pro forma operating results of the Opera Portfolio, Artemis Portfolio and Fordgate Portfolio, assuming the acquisition had occurred on January 1, 2013, based on the historical operations of the previous owner.

(c) Pro forma depreciation and amortization expense for the Opera Portfolio, Artemis Portfolio and Fordgate Portfolio, assuming the acquisitions had occurred on January 1, 2013. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense of lease intangible costs is recognized using the straight-line method over the life of the lease.

(d) The historical consolidated statement of operations for the year ended December 31, 2013 includes income from unconsolidated investments for the Opera Portfolio. As such, the income from unconsolidated investments in the Opera Portfolio has been removed from the consolidated statement of operations for the year ended December 31, 2013, assuming the acquisition had occurred on January 1, 2013.

(e) Pro forma interest expense on a €195.8 million mortgage financing at three month EURIBOR + 3.85% per annum related to the acquisition of the Opera Portfolio, assuming the borrowing was outstanding as of January 1, 2013.

(f) Effective tax rate of 21% for Artemis and Fordgate Portfolios and 0% for Opera Portfolio

(g) Pro forma noncontrolling interest expense of the Opera Portfolio, Artemis Portfolio and Fordgate Portfolio, assuming the acquisition had occurred on January 1, 2013, based on the Company's 13.3% ownership interest in KWE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.
By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: October 15, 2014